UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008 (November 6, 2007)

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 6, 2007, Plains Exploration & Production Company (“PXP”) completed its acquisition of Pogo Producing Company (“Pogo”). The financial statements included in this Current Report are certain historical financial statements of Pogo which previously had been incorporated by reference into the joint proxy statement prospectus of PXP and Pogo regarding that merger. This Form 8-K includes the financial statements required by Item 9.01(a) and exhibits under Item 9.01(d).

Item 9.01	Financial Statements and Exhibits

(a) (1) Financial statements of businesses acquired

(d) Exhibits

Exhibit Number	Document
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Historical financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: May 19, 2008	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Document
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Ehrhardt Keefe Steiner & Hottman PC

99.1	Historical financial information